Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 2 TO GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 8, 2019 (this “Amendment”), is made and entered into by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), and certain Subsidiaries of the Borrower, as Grantors under the Guarantee and Collateral Agreement (as defined below) and Credit Suisse AG (“Credit Suisse”), as Administrative Agent and Collateral Agent under the Credit Agreement.

RECITALS

WHEREAS, reference is made to (i) the Credit Agreement, dated as of June 30, 2017 (as amended by the Incremental Loan Assumption Agreement, dated as of September 25, 2018, and the Incremental Loan Assumption Agreement, dated as of March 1, 2018, and as further amended, restated, supplemented or otherwise modified prior to the date of this Amendment, the “Credit Agreement”), by and among the Borrower, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent and (ii) the Guarantee and Collateral Agreement, dated as of June 30, 2017 (as amended by the Assumption Agreement, dated as of March 1, 2018, and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of March 30, 2018, and as further amended, restated, supplemented or otherwise modified prior to the date of this Amendment, the “Guarantee and Collateral Agreement”), made by the Borrower and certain Subsidiaries of the Borrower, in favor of Credit Suisse, as Collateral Agent for the Secured Parties in connection with the Credit Agreement;

WHEREAS, on the terms and subject to the conditions set forth in this Amendment and in the Guarantee and Collateral Agreement and pursuant to and in accordance with Section 8.01 of the Guarantee and Collateral Agreement, the Borrower has requested that the Administrative Agent hereby agree to make the amendments to the Guarantee and Collateral Agreement set forth in this Amendment; and

WHEREAS, the Required Lenders have authorized, directed and instructed the Administrative Agent to execute and deliver this Amendment in connection with the Amendment and Waiver No. 1 to Credit Agreement, dated as of the date hereof (the “Credit Agreement Amendment”), by and among the Borrower, the other Loan Parties party thereto, the Required Lenders and Credit Suisse, as Administrative Agent and Collateral Agent.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable. This Amendment is a “Loan Document”.

SECTION 2. Amendment. On the date hereof, on the terms and subject to the conditions set forth in this Amendment and pursuant to and in accordance with Section 8.01 of the Guarantee and Collateral Agreement, the parties hereto hereby agree to amend the Guarantee and Collateral Agreement as follows:

(a) Clause (i)(a) of the definition of “Excluded Assets” of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

“(i) (a) fee owned real property (or any interest in real property) with an aggregate fair market value (in the Borrower’s reasonable good faith determination) less than $6,500,000 to the extent acquired subsequent to the Closing Date,”

(b) The first sentence of Section 3.03(a) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

“With respect to any Deposit Accounts, Securities Accounts and Security Entitlements included in the Collateral, each Grantor shall take all steps required or reasonably necessary to ensure that the Collateral

Agent has Control thereof; provided, however, that such Control requirement shall not apply to any (i) Deposit Accounts (x) with a value of less than $500,000 individually or $1,000,000 in the aggregate or (y) used solely as a tax or payroll account, escrow account, trust account, flexible spending benefit account, and other similar accounts maintained for employee or employer liabilities in favor of an employee (including, without limitation, 401k contributions, employee stock purchase plan deductions and employee benefits), in each case maintained in the ordinary course of business consistent with past practices and (ii) Securities Accounts or Security Entitlements with a value of less than, or having funds or other assets credited thereto with a value of less than $500,000 individually or $1,000,000 in the aggregate.”

(c) The third sentence of Section 4.08(a) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

“Schedule 4.08(c) hereto (as such schedule may be amended from time to time) sets forth under the headings “Securities Accounts” and “Deposit Accounts,” respectively, all of the Securities Accounts with a balance in excess of $500,000 individually or $1,000,000 in the aggregate and Deposit Accounts with a balance in excess of $500,000 individually or $1,000,000 in the aggregate in which each Grantor has an interest.”

(d) Immediately following Section 8.16 of the Guarantee and Collateral Agreement, a new Section 8.17 of the Guarantee and Collateral Agreement is hereby added to read as follows (and the Table of Contents to the Guarantee and Collateral Agreement is hereby updated accordingly):

“Section 8.17 Intercreditor Agreement. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THIS AGREEMENT, IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL PREVAIL.”

(e) the Schedules to the Guarantee and Collateral Agreement are hereby amended and restated in their entirety as set forth on Annex I hereto.

SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall become effective solely upon the satisfaction of the following conditions precedent:

(a) Each of the Borrower, the other Grantors, the Administrative Agent and the Collateral Agent shall have signed a counterpart signature page of this Amendment and shall have delivered (including by way of facsimile or other electronic transmission) the same to Milbank LLP; and

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(b) All of the conditions in Section 3 of the Credit Agreement Amendment shall have been satisfied or waived in accordance with the terms and subject to the conditions thereof.

SECTION 4. Effect on the Guarantee and Collateral Agreement.

(a) Except as specifically amended by this Amendment, the Guarantee and Collateral Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

(c) The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Guarantee and Collateral Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.

(d) From and after the Effective Date, each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to the “Guarantee and Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Collateral Agreement shall mean and be a reference to the Guarantee and Collateral Agreement as modified by this Amendment.

(e) This Amendment is, and shall be deemed to be, a Loan Document.

SECTION 5. Miscellaneous.

(a) Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision of this Amendment be waived except pursuant to a writing signed by each of the parties hereto.

(b) Entire Agreement. This Amendment, the Guarantee and Collateral Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter of this Amendment and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter of this Amendment.

(c) Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(d) Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or

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proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or the other Loan Documents against the Borrower, its Subsidiaries or any of their respective properties in the courts of any jurisdiction.

(e) Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f) Consent to Service of Process. Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Amendment. Nothing in any Loan Document shall affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h) Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(i) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective. Delivery of an executed signature page to this Amendment by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

(j) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning of this Amendment.

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AMERICAN ADDICTION CENTERS, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

FORTERUS HEALTH CARE SERVICES, INC. SAN DIEGO ADDICTION TREATMENT CENTER, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

AAC HEALTHCARE NETWORK, INC.

By:	AAC Holdings, Inc. its sole stockholder

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

AAC LAS VEGAS OUTPATIENT CENTER, LLC AAC DALLAS OUTPATIENT CENTER, LLC ADDICTION LABS OF AMERICA, LLC

By:	American Addiction Centers, Inc. its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Guarantee and Collateral Agreement]

THE ACADEMY REAL ESTATE, LLC

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

RECOVERY BRANDS, LLC

By:	Referral Solutions Group, LLC, its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

REFERRAL SOLUTIONS GROUP, LLC

By:	Sober Media Group, LLC, its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Guarantee and Collateral Agreement]

BHR GREENHOUSE REAL ESTATE, LLC
BHR OXFORD REAL ESTATE, LLC
GREENHOUSE TREATMENT CENTER, LLC
CONCORDE TREATMENT CENTER, LLC
RECOVERY FIRST OF FLORIDA, LLC
RI-CLINICAL SERVICES, LLC
NEW JERSEY ADDICTION TREATMENT CENTER, LLC

BEHAVIORAL HEALTHCARE REALTY, LLC
CONCORDE REAL ESTATE, LLC
BHR ALISO VIEJO REAL ESTATE, LLC
BHR RINGWOOD REAL ESTATE, LLC

OXFORD TREATMENT CENTER, LLC
SOBER MEDIA GROUP, LLC
RIVER OAKS TREATMENT CENTER, LLC
LAGUNA TREATMENT HOSPITAL, LLC
SOLUTIONS TREATMENT CENTER, LLC
OXFORD OUTPATIENT CENTER, LLC
SAGENEX DIAGNOSTICS LABORATORY, LLC

By:	/s/ Andrew McWilliams
Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Guarantee and Collateral Agreement]

SAN DIEGO PROFESSIONAL GROUP, P.C.
PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL CORPORATION
LAS VEGAS PROFESSIONAL GROUP-CALARCO, P.C.

GRAND PRARIE PROFESSIONAL GROUP, P.A.

OXFORD PROFESSIONAL GROUP, P.C. PONTCHARTRAIN MEDICAL GROUP, A

PROFESSIONAL CORPORATION

By:	/s/ Mark A. Calarco, D.O.
Name:	Mark A. Calarco, D.O.
Title:

[Signature Page to Amendment No. 2 to Guarantee and Collateral Agreement]

ADCARE, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

ADCARE HOSPITAL OF WORCESTER, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

GREEN HILL REALTY CORPORATION

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

LINCOLN CATHARINE REALTY CORPORATION

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

ADCARE RHODE, ISLAND, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

TOWER HILL REALTY, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Guarantee and Collateral Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

By:	/s/ Bryan J. Matthews
Name: Bryan J. Matthews
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Guarantee and Collateral Agreement]